                                                                    EXHIBIT 10.1

                           IMAGE ENTERTAINMENT, INC.
            1999 PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

     THIS AGREEMENT dated as of the 1st day of July, 1999, between IMAGE ENTERTAINMENT, INC., a California corporation (the "Corporation") and Martin W. Greenwald (the "Employee").
                --------

     The Corporation has granted to the Employee as of the date first above written (the "Award Date") a performance restricted stock unit award (the
              ----------
"Performance Restricted Stock Unit Award" or "Award") under Section 5.1 of the
----------------------------------------      -----
1998 Incentive Plan (the "Plan"), upon the terms and conditions set forth
                          ----
herein.

     In consideration of services rendered and to be rendered by the Employee, the mutual promises made herein, and the mutual benefits to be derived, the parties agree as follows:

1.   Grant.  Subject to the terms of this Award Agreement, the Corporation
     -----
grants to the Employee a Performance Restricted Stock Unit Award with respect to an aggregate of 43,354 shares of Common Stock (the "Restricted Stock Units").
                                                    ----------------------

2.   General Terms.  The Award is subject to, and the Corporation and the
     -------------
Employee agree to be bound by, the terms and conditions of the Plan and the General Provisions Applicable to 1999 Performance Restricted Stock Unit Awards Granted Under the Plan (the "1999 General Provisions") that have been adopted
                             -----------------------
pursuant to the Plan. The Plan and the 1999 General Provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of, reading and understanding the Plan and the 1999 General Provisions. Capitalized terms not otherwise defined herein shall have the meanings assigned to those terms in the Plan or the 1999 General Provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EMPLOYEE                          IMAGE ENTERTAINMENT, INC.
                                    (a California corporation)


/s/ Martin W. Greenwald           By: /s/ Martin W. Greenwald
---------------------------------     ----------------------------------
Martin W. Greenwald                   Martin W. Greenwald, President

                           IMAGE ENTERTAINMENT, INC.
            1999 PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

     THIS AGREEMENT dated as of the 1st day of July, 1999, between IMAGE ENTERTAINMENT, INC., a California corporation (the "Corporation") and Cheryl Lee (the "Employee").
      --------

     The Corporation has granted to the Employee as of the date first above written (the "Award Date") a performance restricted stock unit award (the
              ----------
"Performance Restricted Stock Unit Award" or "Award") under Section 5.1 of the
----------------------------------------      -----
1998 Incentive Plan (the "Plan"), upon the terms and conditions set forth
                          ----
herein.

     In consideration of services rendered and to be rendered by the Employee, the mutual promises made herein, and the mutual benefits to be derived, the parties agree as follows:

1.   Grant.  Subject to the terms of this Award Agreement, the Corporation
     -----
grants to the Employee a Performance Restricted Stock Unit Award with respect to an aggregate of 13,238 shares of Common Stock (the "Restricted Stock Units").
                                                    ----------------------

2.   General Terms.  The Award is subject to, and the Corporation and the
     -------------
Employee agree to be bound by, the terms and conditions of the Plan and the General Provisions Applicable to 1999 Performance Restricted Stock Unit Awards Granted Under the Plan (the "1999 General Provisions") that have been adopted
                             -----------------------
pursuant to the Plan. The Plan and the 1999 General Provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of, reading and understanding the Plan and the 1999 General Provisions. Capitalized terms not otherwise defined herein shall have the meanings assigned to those terms in the Plan or the 1999 General Provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EMPLOYEE                          IMAGE ENTERTAINMENT, INC.
                                    (a California corporation)


/s/ Cheryl Lee                    By: /s/ Martin W. Greenwald
--------------------------------      ----------------------------------
Cheryl Lee                            Martin W. Greenwald, President

                           IMAGE ENTERTAINMENT, INC.
            1999 PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

     THIS AGREEMENT dated as of the 1st day of July, 1999, between IMAGE ENTERTAINMENT, INC., a California corporation (the "Corporation") and Jeff M. Framer (the "Employee").
             --------

     The Corporation has granted to the Employee as of the date first above written (the "Award Date") a performance restricted stock unit award (the
              ----------
"Performance Restricted Stock Unit Award" or "Award") under Section 5.1 of the
----------------------------------------      -----
1998 Incentive Plan (the "Plan"), upon the terms and conditions set forth
                          ----
herein.

     In consideration of services rendered and to be rendered by the Employee, the mutual promises made herein, and the mutual benefits to be derived, the parties agree as follows:

1.   Grant.  Subject to the terms of this Award Agreement, the Corporation
     -----
grants to the Employee a Performance Restricted Stock Unit Award with respect to an aggregate of 13,238 shares of Common Stock (the "Restricted Stock Units").
                                                    ----------------------

2.   General Terms.  The Award is subject to, and the Corporation and the
     -------------
Employee agree to be bound by, the terms and conditions of the Plan and the General Provisions Applicable to 1999 Performance Restricted Stock Unit Awards Granted Under the Plan (the "1999 General Provisions") that have been adopted
                             -----------------------
pursuant to the Plan. The Plan and the 1999 General Provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of, reading and understanding the Plan and the 1999 General Provisions. Capitalized terms not otherwise defined herein shall have the meanings assigned to those terms in the Plan or the 1999 General Provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EMPLOYEE                          IMAGE ENTERTAINMENT, INC.
                                    (a California corporation)


/s/ Jeff M. Framer                By: /s/ Martin W. Greenwald
________________________________      __________________________________
Jeff M. Framer                        Martin W. Greenwald, President

                           IMAGE ENTERTAINMENT, INC.
            1999 PERFORMANCE RESTRICTED STOCK UNIT AWARD AGREEMENT

     THIS AGREEMENT dated as of the 1st day of July, 1999, between IMAGE ENTERTAINMENT, INC., a California corporation (the "Corporation") and David A. Borshell (the "Employee").
               --------

     The Corporation has granted to the Employee as of the date first above written (the "Award Date") a performance restricted stock unit award (the
              ----------
"Performance Restricted Stock Unit Award" or "Award") under Section 5.1 of the
----------------------------------------      -----
1998 Incentive Plan (the "Plan"), upon the terms and conditions set forth
                          ----
herein.

     In consideration of services rendered and to be rendered by the Employee, the mutual promises made herein, and the mutual benefits to be derived, the parties agree as follows:

1.   Grant.  Subject to the terms of this Award Agreement, the Corporation
     -----
grants to the Employee a Performance Restricted Stock Unit Award with respect to an aggregate of 12,542 shares of Common Stock (the "Restricted Stock Units").
                                                    ----------------------

2.   General Terms.  The Award is subject to, and the Corporation and the
     -------------
Employee agree to be bound by, the terms and conditions of the Plan and the General Provisions Applicable to 1999 Performance Restricted Stock Unit Awards Granted Under the Plan (the "1999 General Provisions") that have been adopted
                             -----------------------
pursuant to the Plan. The Plan and the 1999 General Provisions are incorporated herein by this reference. The Employee acknowledges receiving a copy of, reading and understanding the Plan and the 1999 General Provisions. Capitalized terms not otherwise defined herein shall have the meanings assigned to those terms in the Plan or the 1999 General Provisions.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

EMPLOYEE                          IMAGE ENTERTAINMENT, INC.
                                    (a California corporation)


/s/ David A. Borshell             By: /s/ Martin W. Greenwald
--------------------------------      ----------------------------------
David A. Borshell                     Martin W. Greenwald, President

                     1999 GENERAL PROVISIONS APPLICABLE TO
                 1999 PERFORMANCE RESTRICTED STOCK UNIT AWARDS
                   GRANTED UNDER IMAGE ENTERTAINMENT, INC.'S
                              1998 INCENTIVE PLAN

     The specific purposes of Performance Restricted Stock Unit Awards authorized under the Image Entertainment, Inc. 1998 Incentive Plan (the "Plan") are to encourage and reward continued service and high levels of performance to the Corporation and to provide greater incentives for service and performance by offering compensation competitive with similar companies. Capitalized terms not otherwise defined herein shall have the meaning assigned to such terms in the Plan or the Award Agreement, as the case may be.

     These General Provisions supplement the provisions of Award Agreements contemplated by Section 5.1 of the Plan and shall apply to any Performance Restricted Stock Unit Award granted in fiscal year 2000 under the Plan when incorporated by reference in the Award Agreement, except as the Committee may otherwise provide in the case of any grants to new employees or otherwise.

     1.   Vesting; Lapse of Restrictions.  Except as otherwise provided herein,
          ------------------------------
Restricted Stock Units credited to an Employee's Stock Unit Account (other than Restricted Stock Units representing Dividend Equivalents) shall vest, and restrictions (other than those set forth in Section 12 (Compliance; Application of Securities Laws)) shall lapse, with respect to 20% of the total original number of Stock Units (subject to adjustment under Section 6.2 of the Plan) comprising the Award on each of the first, second, third, fourth and fifth anniversaries of June 30, 1999, so that the restricted period covered hereby shall have expired with respect to the total number of Stock Units no later than June 30, 2004, unless (i) the Award has earlier vested or has been accelerated, as provided in Section 5(c) (Termination of Service without Cause Prior to or Following Change in Control Event), Section 6 (Total Disability or Death),
Section 7 (Retirement), Section 8 (Acceleration for Performance), Section 9 (Adjustments) or Section 10 (Acceleration Immediately Prior to Change in Control Event) or has been otherwise accelerated pursuant to the Plan; (ii) the Committee has taken other action with respect to the Award permitted by the Plan; or (iii) the Award Agreement or these 1999 General Provisions otherwise provide. If the provisions of Section 8 apply and are paid for a prior fiscal year before June 30 of the current fiscal year, no additional installment shall vest on such June 30.

     The vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment and rights and benefits under the Award Agreement. Partial service, even if substantial, during any vesting period will not entitle the Employee to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service as provided in Section 5 below or under the Plan.

     2.   Form of Distribution of Stock Unit Accounts.  Once vested, Restricted
          -------------------------------------------
Stock Units credited to an Employee's Stock Unit Account shall be distributed in an equivalent whole number of shares of the Company's Common Stock, together with any Dividend Equivalents with respect to that number of shares. Any fractional share interests shall be accumulated; the Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests.

     3.   Limitations on Rights Associated with Stock Units.  An Employee's
          -------------------------------------------------
Stock Unit Account shall be a memorandum account on the books of the Company. The Restricted Stock Units credited to an Employee's Stock Unit Account shall be used solely as a device for the determination of the number of shares of Common Stock to be eventually distributed to the Employee in accordance with the Plan. The Stock Units shall not be treated as property or as secured or funded in any way. The Award Agreement creates only a contractual obligation on the part of the Company as to benefits payable and shall not be construed as creating a trust. Employee shall have only rights no greater than the right to receive the Common Stock as a general unsecured creditor of the Corporation with respect to amounts credited and benefits payable, if any, in respect of the Employee's Stock Unit Account, in accordance with the terms of the Award Agreement and these General Provisions.

     No Employee shall be entitled to any voting or other shareholder rights with respect to Restricted Stock Units granted or credited under the Plan. The number of Restricted Stock Units credited (and the number of shares to which the Employee is entitled under the Plan) shall be subject to adjustment in accordance with Section 9 hereof and the terms of the Plan.

     4.   Dividend Equivalent Credits to Stock Unit Account.  As of the
          -------------------------------------------------
applicable dividend payment date, an Employee's Stock Unit Account shall be credited with additional Restricted Stock Units in an amount equal to any dividends paid on that number of shares equal to the aggregate number of Restricted Stock Units in the Employee's Stock Unit Account as of that date divided by the Fair Market Value of a share of Common Stock as of that date. Restricted Stock Units in respect of these Dividend Equivalent credits will be distributed in shares to the Employee or forfeited in the same manner as shares issuable in respect of the Stock Units to which the Dividend Equivalents relate.

     5.   Effect of Termination of Employment.
          -----------------------------------

     (a)  Forfeiture after Certain Events.  Except as provided in Section 5(c)
          -------------------------------
(Termination without Cause Prior to or Following Change in Control Event),
Section 6 (Total Disability or Death) or Section 7 (Retirement) hereof, the Employee's Restricted Stock Units shall be forfeited to the extent such Stock Units have not become vested or to the extent they remain subject to restrictions upon the date an Employee is no longer employed by the Corporation for any reason, whether with or without cause, voluntarily or involuntarily, unless the Committee otherwise provides consistent with the terms of the Plan. If an entity ceases to be a Subsidiary, such action shall be deemed to be a termination of employment of all employees of that entity, but the Committee may make provision in such circumstances for accelerated vesting of some or all of the remaining Restricted Stock Units under any Awards then held by some or all such Employees, effective immediately prior to such event.

     (b)  Termination of Restricted Stock Units.  Upon the occurrence of any
          -------------------------------------
forfeiture of Restricted Stock Units hereunder, such unvested, forfeited Stock Units, without payment of any consideration by the Corporation, shall automatically terminate and the Restricted Stock Units Account cancelled, without any other action by the Employee, or the Employee's Beneficiary or Personal Representative, as the case may be.

     (c)  Termination of Service Without Cause In Anticipation of or Following
          --------------------------------------------------------------------
Change in Control Event.  If an Employee's employment by the Corporation is
-----------------------
terminated by the Corporation for any reason other than because of death or Total Disability (as defined in the Plan) or for Cause (as defined in the Plan or the Employment Agreement), either (i) in express anticipation of an announced transaction that would constitute a Change in Control Event (as defined in Section 7 of the Plan) and less than three months before its occurrence, or (b) within one year following a Change in Control Event, as determined by the Committee in its sole and absolute discretion, then any portion of his or her Award that has not previously expired and that has not previously vested shall thereupon vest, subject to the provisions of Section 9 (Adjustments) hereof and
Section 6.2 of the Plan; provided, however, that in no event shall restrictions on the Stock Units lapse or the Stock Units vest earlier than six months after the date hereof.

     6.   Effect of Total Disability or Death.  If the Employee incurs a Total
          -----------------------------------
Disability or dies while employed by the Corporation, the Employee's Stock Unit Account shall be fully vested and the shares issuable in payment thereof shall be distributed immediately.

     7.   Effect of Retirement.  Upon Retirement, the Employee's Stock Unit
          --------------------
Account will be credited with a pro rata portion of the next installment of the Award that would otherwise vest based on the number of quarters or partial quarters served during the Applicable Performance Period.

     8.   Acceleration for Performance.
          ----------------------------

     (a) The Committee shall determine the performance of the Corporation as measured, over the Applicable Performance Period, in relation to specified Business Criteria or models determined by the Committee in accordance with the provisions of subsection (b). The Performance Factor shall then be evaluated against a specified Performance Target in accordance with the provisions of subsection (c). If and to the extent the Corporation's performance as certified by the Committee meets or exceeds the Minimum Specified Percentage of the Performance Target for a particular fiscal year, the Employee's original Award shall be subject to accelerated vesting as provided in Section 8(c) on the June 30th next following the date of the Committee's determination, which shall be made as soon as practicable following the year-end audit but no later than June 29 (the "Determination Date"). To the extent that an Award is not subject to accelerated vesting for the preceding Applicable Performance Period by reason of performance, the Award shall remain eligible for accelerated vesting as of each subsequent Applicable Performance Period, the Determination Date for which is the prior to the forfeiture or other vesting of the Award, based upon the Corporation's performance during the subsequent Applicable Performance Period relative to the then applicable Business Criteria and Performance Targets.

     (b) Terms used in this Section 8 have the following meanings, subject to the Committee's authority hereunder and the Plan:

     "Applicable Performance Period" shall mean the fiscal year period
      -----------------------------
commencing April 1, 1999 and ending March 31, 2000, or the applicable fiscal year ending on any March 31 thereafter within the term of the Award.

     "Business Criteria" shall have the meaning set forth in Section 5.2.7 of
      -----------------
the Plan. For fiscal year 2000, the Committee has determined that earnings before interest, taxes, depreciation and amortization ("EBITDA") shall
                                                        ------
constitute the relevant business criterion for the purpose of determining the Performance Factor and Performance Target for fiscal 2000.

     "Determination Date" shall mean the date no later than June 29 of each year
      ------------------
as of which the Committee makes its determination of the Corporation's Performance Factor for the Applicable Performance Period and other decisions essential to the calculation of the extent (if any) to which Performance Restricted Stock Unit Awards governed by these General Provisions shall be subject to accelerated performance vesting.

     "Minimum Specified Percentage" shall mean the minimum percentage of the
      ----------------------------
Performance Target that the Performance Factor must meet or surpass in order to accelerate vesting, as specified annually by the Committee on or before June 29 of the Applicable Performance Period. In order for the vesting of the Awards to accelerate in fiscal year 2000, the Performance Factor must reach a minimum of 80% of the EBITDA Performance Target.

     "Performance Factor" shall mean the percentage determined by dividing the
      ------------------
Corporation's actual performance as measured by the Business Criteria or model specified by the Performance Target. The relevant Business Criteria underlying the determination of the Performance Factor shall be set by the Committee on or before June 29 of the Applicable Performance Period. For fiscal 1999, the Performance Factor of the Corporation shall be determined by dividing the Corporation's actual EBITDA (Business Criterion) by the target EBITDA specified by the Committee as the Performance Target for fiscal 2000. For 2001, 2002 and future fiscal years, the Committee shall establish on or before June 29 of the applicable year, the applicable Business Criteria, Performance Target and Minimum Specified Percentage for accelerated vesting with respect to that year.

     "Performance Target" shall mean the target level of performance set by the
      ------------------
Committee and based on the relevant Business Criteria for the Applicable Performance Period. The specific EBITDA performance targets for 2000 and future years are confidential and available to the Employee from the Chief Executive Officer or Chief Financial Officer upon request.

     (c)  Accelerated Vesting.  If the Performance Factor for any Applicable
          -------------------
Performance Period meets or exceeds the applicable Minimum Specified Percentage for any Applicable Performance Period, the Restricted Stock Units will vest as of the next June 30th at a rate of 33 1/3% (rather than 20%) of the total number of Stock Units (subject to adjustment under Section 6.2 of the Plan and other general conditions to vesting) for that Applicable Performance Period; provided,
                                                                       --------
however, that performance vesting will not occur until the Committee or its
-------
delegate(s) confirm(s) based on audited results that the Corporation satisfied the applicable performance objective.

     9.   Adjustments in Case of Changes in Common Stock.  If there shall occur
          ----------------------------------------------
any change in the outstanding shares of the Company's Common Stock by reason of any stock dividend, stock split, recapitalization, merger, consolidation, combination or other reorganization, exchange of shares, sale of all or substantially all of the assets of the Company, split-up, split-off, spin-off, extraordinary redemption, liquidation or similar corporate change or change in capitalization or any distribution to holders of the Company's Common Stock (other than cash dividends and cash distributions), the Committee shall make such proportionate and equitable adjustments (if any) consistent with the effect of such even on stockholders generally (but without duplication of benefits if Dividend Equivalents are credited), as the Committee determines to be necessary or appropriate, in the number, kind and/or character of shares of Common Stock or other securities, property and/or rights contemplated hereunder and of rights in respect of Restricted Stock Units and Stock Unit Accounts credited under the Plan so as to preserve the benefits intended, but only to the extent that such adjustment or determination in respect of the Awards would be consistent with the requirements of Section 162(m) to qualify as performance-based compensation.

     10.  Acceleration Immediately Prior to Change in Control Event.
          ---------------------------------------------------------
Immediately prior to the occurrence of a Change in Control Event, all Restricted Stock Units credited to an Employee's Stock Unit Account (including Dividend Equivalents), shall vest and shall be distributed immediately.

     11.  Continuance of Employment.  Notwithstanding any commitment of the
          -------------------------
Employee to remain in the employ of the Corporation, the grant of an Award shall not confer upon the Employee any right with respect to the continuation of his
---
or her employment or other service by the Corporation or any Subsidiary or constitute any contract or agreement of employment or other service. These General Provisions shall not alter or in any way affect the rights of the Corporation or the Employee under any other written employment agreement between them, except as expressly provided herein.

     12.  Compliance; Application of Securities Laws.
          ------------------------------------------

     No shares of Common Stock shall be delivered and (subsequent to vesting and delivery) no shares shall be offered for sale by the holder unless and until any then applicable requirements of the Securities and Exchange Commission (the "Commission") or any other regulatory agency having jurisdiction and any
 ----------
exchanges upon which the Common Stock may be listed shall have been fully satisfied. Upon the Corporation's request, the Employee, or any other person entitled to such shares of Common Stock pursuant to the Award, shall provide a written assurance of compliance (or representations reasonably requested by the Corporation to assure such compliance) satisfactory to the Corporation.

     The Committee may impose such additional conditions on the Award or on its acceleration or vesting or on the payment of any related tax or withholding obligation as in its sole discretion may be required or advisable to satisfy any applicable legal or regulatory requirements, including, without limitation, provisions necessary to avoid liability under Section 16 of the Exchange Act or to secure benefits of Rule 16b-3 (or any successor rule) promulgated by the Commission pursuant to the Exchange Act.

     13.  Tax Withholding.  The Corporation shall satisfy any state or federal
          ---------------
income tax withholding obligation arising upon distributions of shares of Common Stock in respect of an Employee's Stock Unit Account by reducing the number of shares of Common Stock otherwise deliverable to the Employee. The appropriate number of shares required to satisfy such tax withholding obligation in the case of Restricted Stock Units will be based on the Fair Market Value of a share of Common Stock on the day prior to the date of distribution. If the Corporation, for any reason, cannot (or chooses not to) satisfy the withholding obligation in accordance with the preceding sentence, the Employee shall pay or provide for payment in cash of the amount of any taxes which the Company may be required to withhold with respect to the benefits hereunder.

     14.  Employment by Subsidiaries.  Employment by any Subsidiary shall be
          --------------------------
considered as the equivalent of employment by the Corporation for all purposes hereunder.

     15.  Notices.  Any notice to be given under the terms of the Plan, these
          -------
General Provisions or an Award Agreement shall be in writing and addressed to the Corporation at its principal executive office, to the attention of the Corporate Secretary and to the Employee at the address given beneath the Employee's signature to the Award Agreement, or at such other address as either party may thereafter designate in writing to the other.

     16.  Administration of Awards.
          ------------------------

     (a)  Powers of Committee.  Subject to the limitations of the Plan, the
          -------------------
Committee shall have the responsibility for carrying out the intents and purposes of these General Provisions and related Performance Restricted Stock Unit Awards and shall have all powers necessary to accomplish those purposes, including, but not by way of limitation, the following:

          (i) to construe, interpret and administer the General Provisions and Award Agreements;

          (ii)    to make all determinations required by these General
     Provisions;

          (iii) to collect and interpret such reported results of and other information regarding the Corporation as the Committee may deem advisable or appropriate, or to utilize such other readily available information as it may deem advisable or appropriate, with respect to determinations made hereunder;

          (iv) to determine, compute and certify the extent of vesting and the amount of any other benefits payable to Employees hereunder; and

          (v) to, in determining the performance of each relative entity, make such adjustments as it deems appropriate and equitable in its discretion to reflect changes in capitalization and similar corporate changes affecting the Corporation.

     In making any discretionary adjustments hereunder or under the Plan, the Committee shall make the same adjustments and confer the same benefits on all holders of Restricted Stock Units subject to these General Provisions, unless the Award Agreement otherwise expressly provides. Notwithstanding anything contained herein to the contrary, the Committee shall have no discretion to increase the number of shares to be delivered upon attainment of the performance goals set forth herein except pursuant to Section 6.2 of the Plan.

     (b)  No Liability of Committee.  The determination of the Committee made in
          -------------------------
good faith as to any disputed question or controversy shall be binding and conclusive for all purposes of the Award Agreement and the Plan. In performing its duties, the Committee shall be entitled to rely on information, opinions, reports or statements prepared or presented by: (i) officers or employees of the Corporation whom the Committee believes to be reliable and competent as to such matters, and (ii) counsel (who may be employees of the Corporation), accountants and other persons as to matters which the Committee believes to be within such persons' professional or expert competence. The Committee shall be fully protected with respect to any action taken or omitted by it in good faith pursuant to the advice of such persons.

     (c)  Amendments.  The Committee further may amend Awards and these General
          ----------
Provisions, subject to the limitations of Section 6.6.4 of the Plan; provided, however, that except as contemplated by Section 9 (Adjustments), no amendment or termination shall cancel or otherwise adversely affect in any material respect, without his or her written consent, the Employee's rights with respect to the Employee's Stock Unit Account or dividend equivalent credits thereon so long as the Account is outstanding). Any amendments authorized hereby shall be stated in an instrument in writing, and all Employees shall be bound by permitted amendments upon receipt of notice thereof.